Exhibit 10.47


                          AMENDMENT NO. 3 TO THE
                             CREDIT AGREEMENT

                                        Dated as of August 31, 2001

     AMENDMENT NO. 3 TO THE CREDIT AGREEMENT among Captain D's, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent (the "Administrative Agent") for the Lenders.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Lenders and the Administrative Agent have entered into a Credit Agreement dated as of September 6, 2000, as amended by Amendment No. 1 and Waiver to the Credit Agreement dated as of January 26, 2001 and Amendment No. 2 dated as of April 2, 2001 (such agreement as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended by inserting the following definition:

          "Post-Closing Mortgages" has the meaning specified in
          Section 5.01(x)(i)."

          (b) Section 5.01(x)(i) of the Credit Agreement is amended by:

               (i) deleting the phrase "No later than August 31, 2001, furnish to the Administrative Agent deeds of trust, trust deeds and mortgages in substantially the form of Exhibit F and covering the all fee simple properties of the Borrower and its Subsidiaries listed on Schedule 5.01(x)(i), duly executed by the Borrower" at the beginning thereof and substituting for such words the following:

          "(i) As of August 31, 2001, commence preparation of deeds of trust, trust deeds and mortgages in substantially the form of Exhibit F and covering all the fee simple properties of the Borrower and its Subsidiaries listed on Schedule 5.01(x)(i) (the "Post-Closing Mortgages"); (ii) deliver to the Administrative Agent



                                  2

          no less frequently than bi-weekly those Post-Closing Mortgages, that are at that time completed and duly executed by the Borrower, together with a status report with respect to the preparation and completion of the Post-Closing Mortgages; and (iii) deliver to the Administrative Agent no later than November 15, 2001 all of the Post-Closing Mortgages not previously delivered to the Administrative Agent";

               (ii) deleting the proviso at the end thereof and substituting for such proviso the following:

          "provided, however, that the Borrower shall not be required to comply with the requirements of clauses (A), (B) and (D) of this Section 5.01(x)(i) unless requested to do so by the Administrative Agent in conjunction with or subsequent to the filing and recordation of the Post-Closing Mortgages pursuant to this Section 5.01(x); provided, further, however, that the Administrative Agent shall commence filing and recordation of the Post-Closing Mortgages on November 30, 2001 unless the Borrower (1) obtains and accepts one or more financing commitments on or before November 30, 2001 for the refinancing and payment in full of the Facilities on or prior to December 31, 2001, or (2) enters into a definitive agreement on or before November 30, 2001 for a business transaction that would result in the prepayment in full of the Facilities on or prior to December 31, 2001, in each case, in form and substance, and from parties, reasonably acceptable to the Administrative Agent."

     SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (i) counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment, (ii) the consent attached hereto executed by each of the parties thereto and (iii) an amendment fee equal to 0.125% of the Commitment of each Lender party hereto. The effectiveness of this Amendment is conditioned on the accuracy of the factual matters described herein. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

     SECTION 3. Reference to and Effect on the Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

          (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.




                                  3


          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 4.Costs and Expenses . The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

     SECTION 5.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 6.Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.












     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                CAPTAIN D'S, INC.

                                By /s/ F. E. McDaniel, Jr.
                                   -----------------------------------------
                                   Title: Secretary


                                BANK OF AMERICA, N.A.,
                                as Administrative Agent and as Lender

                                By  /s/ Richard G. Parkhurst, Jr.
                                    ----------------------------------------
                                    Title: Richard G. Parkhurst, Jr.
                                           Managing Director




                                MORGAN STANLEY
                                PRIME INCOME TRUST


                                By  /s/ Sheila Finnerty
                                    -----------------------------------------
                                    Name: Sheila Finnerty
                                    Title: Executive Director




                                VAN KAMPEN SENIOR
                                INCOME TRUST
                                By: Van Kampen Investment
                                Advisory Corp.


                                By /s/ Darvin D. Pierce
                                   -----------------------------------------
                                   Name: Darvin D. Pierce
                                   Title: Executive Director



                                VAN KAMPEN SENIOR
                                FLOATING RATE FUND
                                By: Van Kampen Investment
                                Advisory Corp.


                                By /s/ Darvin D. Pierce
                                   -----------------------------------------
                                   Name: Darvin D. Pierce
                                   Title: Executive Director



                                VAN KAMPEN PRIME RATE
                                INCOME TRUST
                                By: Van Kampen Investment
                                Advisory Corp.


                                By /s/ Darvin D. Pierce
                                   -----------------------------------------
                                   Name: Darvin D. Pierce
                                   Title: Executive Director



                                CYPRESSTREE INVESTMENT PARTNERS I, LTD

                                By: CypressTree Investment Management
                                Company, Inc. as Portfolio Manager


                                By: /s/ Jeffrey W. Heuer
                                    -----------------------------------------
                                    Name: Jeffrey W. Heuer
                                    Title: Principal





                                CYPRESSTREE INVESTMENT
                                MANAGEMENT COMPANY, INC.

                                As: Attorney-in-Fact and on behalf of First
                                Allmerica Financial Life Insurance Company as Portfolio Manager


                                By: /s/ Jeffrey W. Heuer
                                    -----------------------------------------
                                    Name: Jeffrey W. Heuer
                                    Title: Principal



                                KZH CYPRESSTREE-1 LLC


                                By /s/ Susan Lee
                                   ------------------------------------------
                                   Name: Susan Lee
                                   Title: Authorized Agent


                                KZH STERLING LLC


                                By /s/ Susan Lee
                                   ------------------------------------------
                                   Name: Susan Lee
                                   Title: Authorized Agent


                                ML CLO XV PILGRIM AMERICA
                                (CAYMAN) LTD.

                                    By: ING Pilgrim Investments,
                                        as its investment manager


                                 By /s/ Jeffrey A. Bakalar
                                    -----------------------------------------
                                    Name: Jeffrey A. Bakalar
                                    Title: Senior Vice President




                                 ML CLO XX PILGRIM AMERICA
                                 (CAYMAN) LTD.

                                     By: ING Pilgrim Investments,
                                         as its investment manager


                                  By /s/ Jeffrey A. Bakalar
                                     ----------------------------------------
                                     Name: Jeffrey A. Bakalar
                                     Title: Senior Vice President


                                  ML CLO XII PILGRIM AMERICA
                                  (CAYMAN) LTD.

                                      By: ING Pilgrim Investments,
                                          as its investment manager


                                  By /s/ Jeffrey A. Bakalar
                                     ---------------------------------------
                                     Name: Jeffrey A. Bakalar
                                     Title: Senior Vice President



                                  BALANCED HIGH-YIELD FUND I LTD.

                                  By: ING Capital Advisors LLC,
                                      as Asset Manager

                                  By /s/ Michael J. Campbell
                                     ----------------------------------------
                                  Name: Michael J. Campbell
                                  Title: Managing Director


                                  GENERAL ELECTRIC CAPITAL
                                  CORPORATION


                                  By /s/ Robert M. Kadlick
                                     ---------------------------------------
                                         Name: Robert M. Kadlick
                                         Title: Duly Authorized Signatory


                                  CAPTIVA II FINANCE, LTD.


                                  By /s/ David Dyer
                                     ---------------------------------------
                                           Name: David Dyer
                                           Title: Director


                                CONSENT



                                      Dated as of August 31, 2001

    Each of the undersigned, Captain D's, Inc., a Delaware corporation, Shoney's Inc., a Tennessee corporation (and the successor by merger to TPI Restaurants, Inc., a Tennessee corporation), SHN Properties, LLC, a Delaware limited liability company, Captain D's Realty, LLC, a Delaware limited liability company and Beverage Sales, Inc., a Delaware corporation, to the extent it is (i) a Grantor under the Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), (ii) a Grantor under the Intellectual Property Security Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, (iii) a Pledgor under the Pledge Agreement dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties and (iv) a Subsidiary Guarantor under the Subsidiary Guaranty dated as of September 6, 2000 in favor of the Administrative Agent and, for its benefit and the benefit of the Secured Parties, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, each of the Loan Documents (as defined in the Credit Agreement referred to in the foregoing Amendment) to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in such Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                  CAPTAIN D'S, INC.


                                  By:  /s/ F. E. McDaniel, Jr.
                                       -------------------------------------
                                       Title: Secretary

                                  SHONEY'S, INC.


                                  By:  /s/ F. E. McDaniel, Jr.
                                       -------------------------------------
                                       Title: Secretary


                                  SHN PROPERTIES, LLC

                                  By: Captain D's, Inc., as Managing Member


                                  By:  /s/ F. E. McDaniel, Jr.
                                       -------------------------------------
                                       Title: Secretary


                                  CAPTAIN D's REALTY, LLC

                                  By: Captain D's, Inc., as Managing Member


                                  By:  /s/ F. E. McDaniel, Jr.
                                       -------------------------------------
                                       Title: Secretary


                                  BEVERAGES SALES, INC.


                                  By:  /s/ Farbood Azari
                                       -------------------------------------
                                       Title: President